Prospectus supplement dated December 8, 2020

to the following prospectus(es):

Nationwide Innovator Corporate VUL prospectus dated May 1, 2020

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following investment options are only available to policies issued prior to December 31, 2020:

●	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A

●	Invesco - Invesco V.I. High Yield Fund: Series I Shares

●	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I

●	Wells Fargo Variable Trust - VT Discovery Fund: Class 2

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